UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2012

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (630) 623-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 8, 2012, McDonald’s Corporation (the “Company”) issued an Investor Release reporting the Company’s July 2012 sales. The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99	Investor Release of McDonald’s Corporation issued August 8, 2012:
McDonald’s Reports Global Comparable Sales for July

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION (Registrant)

Date: August 9, 2012	By:	/s/ Kevin M. Ozan
Kevin M. Ozan
Corporate Senior Vice President – Controller

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued August 8, 2012: McDonald’s Reports Global Comparable Sales for July